MASSMUTUAL FUNDS
MML Clinton Limited Term Municipal Fund
MML Clinton Municipal Fund
MML Clinton Municipal Credit Opportunities Fund
MML Barings Global Floating Rate Fund
MML Barings Unconstrained Income Fund
Supplement dated March 10, 2026 to the
Statement of Additional Information dated February 1, 2026
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
Effective March 1, 2026, Paul LaPiana resigned as an Interested Trustee of the Trust.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
ADVSAI-26-02